SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 1998, is entered into by and among:

                  (1) INDUS INTERNATIONAL, INC., a Delaware corporation ("Borrower"), as successor in interest to The Indus Group, Inc., a California corporation and a wholly-owned Subsidiary of Borrower (the "Indus Group") pursuant to that certain Assumption Agreement, dated as of December 31, 1997, among Borrower, the Banks and Agent (the "Assumption Agreement");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

                  (3)  SUMITOMO  BANK  OF  CALIFORNIA,   a  California   banking
         corporation, as agent for the Banks (in such capacity, "Agent").


                                    RECITALS

         A. Borrower (as successor in interest to The Indus Group, Inc. pursuant to the Assumption Agreement), the Banks and Agent are parties to a certain
Credit Agreement, dated as of September 2, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of September 16, 1997 (as amended, the "Credit Agreement").

         B. Borrower has requested that the Banks and the Agent amend the Credit Agreement in certain respects in order to extend the Commitments that are available to Borrower under the Credit Agreement.

         C. The Banks and the Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in



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Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is amended by changing the definition of "First Commitment Reduction Date" set forth therein to read in its entirety as follows:

                     "First Commitment Reduction Date" shall mean June 30, 1998.

                  (b)  Paragraph  1.01  is  further   amended  by  changing  the
         definition of "Second Commitment Reduction Date" set forth therein to read in its entirety as follows:

                     "Second Commitment Reduction Date" shall mean December 31, 1998.

                  (c)  Paragraph  1.01  is  further   amended  by  changing  the
         definition of "Total Commitment" set forth therein to read in its entirety as follows:

                                    "Total  Commitment"  shall mean (a) from and
                  after the Closing Date up to and including the First Commitment Reduction Date, Thirty-Five Million Dollars ($35,000,000) or, if such amount is reduced pursuant to Subparagraph 2.03(b), the amount to which so reduced and in effect at such time; (b) from and after July 1, 1998 through the Second Commitment Reduction Date, Thirty Million Dollars ($30,000,000) or, if such amount is reduced pursuant to Subparagraph 2.03(b), the amount to which so reduced and in effect at such time; and (c) from and after the January 1, 1999 through the Maturity Date, Twenty-Five Million Dollars ($25,000,000) or, if such amount is reduced pursuant to Subparagraph 2.03(b), the amount to which so reduced and in effect at such time.

         3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

                   (b) No Default or Event of Default has occurred and is continuing; and

                   (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)


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         4. Effective  Date. The amendments  effected by paragraph 2 above shall become effective on March 31, 1998 (the "Effective Date"), subject to receipt by Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent and the Banks and their respective counsel:

                   (a) This Amendment duly executed by Borrower, each Bank and Agent; and

                  (b) Such other  evidence  as Agent or any Bank may  reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         5. Reaffirmation of Assumption Agreement. Each of Borrower, the Lenders and the Agent hereby ratifies and reaffirms the terms and conditions set forth in the Assumption Agreement, including without limitation, the assumption by Borrower of each and every duty and obligation of The Indus Group arising out of or in connection with the Credit Agreement; provided, however, that each of Borrower, the Lenders and the Agent waive the requirement set forth in paragraph 6 thereof that the parties shall have entered into the New Credit Documents (as such term is defined in the Assumption Agreement) within thirty (30) days after the effectiveness of the Assumption Agreement.

         6. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         7.       Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.


                            INDUS INTERNATIONAL, INC.

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                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________


                          SUMITOMO BANK OF CALIFORNIA,
                          As Agent


                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________


                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________


                          SUMITOMO BANK OF CALIFORNIA,
                          As a Bank


                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________


                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________



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                         UNION BANK OF CALIFORNIA, N.A.,
                         As a Bank


                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________